                                                                   Exhibit 10.25


                       FOURTH LOAN MODIFICATION AGREEMENT

         This Fourth Loan Modification is entered into as of May 12, 1999, by and between ART TECHNOLOGY GROUP, INC., a Delaware corporation with its principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199 ("Borrower") and SILICON VALLEY BANK, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02481, doing business under the name "Silicon Valley East."

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of November 26, 1997, evidenced by, among other documents, a certain Loan and Security Agreement dated as of November 26, 1997 between Borrower and Bank, as amended by certain Loan Modification Agreements dated as of March 31, 1998, July 2, 1998 and September 8, 1998 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Banks shall be referred to as the "Indebtedness".

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement and a certain Intellectual Property Security Agreement dated as of November 26, 1997 between Borrower and Bank (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or security the Indebtedness shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

         A.       MODIFICATION(S) TO LOAN AGREEMENT.

                  1. The Loan Agreement shall be amended by deleting the definition of "Cash Management Services" appearing in
                           Section 1.1 thereof.

                  2. The Loan Agreement shall be amended by deleting the definition of "Committed Revolving Line" appearing in
                           Section 1.1 and inserting in lieu thereof the following:

                                    "Committed Revolving Line" means a credit extension of up to Five Million Dollars ($5,000,000.00).

                  3. All references to "Committed Equipment Line" in the Loan Agreement shall mean and refer to the "1998 Committed Equipment Line".

                  4. The Loan Agreement shall be amended by deleting paragraph (c) in the definition of "Eligible Accounts" appearing in Section 1.1 and inserting in lieu thereof the following:

                                    "(c) Accounts with respect to an account debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank."

                  5. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Equipment Advance" has the meaning set forth in Section 2.1.3."

                           and inserting in lieu thereof the following:

                                    ""Equipment Advance" or "Equipment Advances" shall mean any advance made hereunder pursuant to Sections 2.1.3.A or 2.1.3.B."

                  6. The Loan Agreement shall be amended by deleting the definition of "Letter of Credit" appearing in Section
                           1.1 and inserting in lieu thereof the following:

                                    ""Letter of Credit" means a letter of credit or similar undertaking issued by Bank pursuant to Section 2.1.4."

                  7. The Loan Agreement shall be amended by deleting the definition of "Maturity Date" appearing in Section
                           1.1 and inserting in lieu thereof the following:

                                    ""Maturity Date" means, as applicable, (i) the Revolving Maturity Date for Advances made pursuant to Section 2.1.1; (ii) the Term Loan Maturity Date for Term Loan advances made pursuant to Section 2.1.2;
                                    (iii) the Equipment Line Maturity Date for
                                    Equipment Advances made pursuant to Section
                                    2.1.3.A; and (iv) the 1999 Equipment
                                    Maturity Date for Equipment Advances made pursuant to Section 2.1.3.B."

                  8. The Loan Agreement shall be amended by deleting the definition of "New Equity" appearing in Section 1.1 and inserting in lieu thereof the following new definition:

                                    ""Capitalization Event" means the issuance by the Borrower of equity resulting in the receipt by Borrower of at least Two Million Five Hundred Thousand Dollars
                                    ($2,500,000.00)."

                  9. The Loan Agreement shall be amended by inserting immediately after the definition of "Negotiable Collateral" appearing in Section 1.1 thereof the following definitions:

                                    ""1999 Committed Equipment Line" means a credit extension of up to Two Hundred Thousand Dollars ($200,000.00).

                                    "1999 Equipment Availability End Date" has the meaning set forth in Section 2.1.3.B.

                                    ""1999 Equipment Maturity Date" means thirty
                                    (30) months after the 1999 Equipment
                                    Availability End Date."

                  10. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Revolving Maturity Date" means July 1,
                                    1999."

                           and inserting in lieu thereof the following:

                                    ""Revolving Maturity Date" means May 12,
                                    2000."

                  11. The Loan Agreement shall be amended by inserting immediately after the definition of "Term Loan" appearing in Section 1.1 thereof the following definition:

                                    ""Term Loan Maturity Date" means December
                                    29, 2000."

                  12.      The Loan Agreement shall be amended by deleting
                           Section 2.1.1 entitled "Revolving Advances" and inserting in lieu thereof the following:

                                    "2.1.1 REVOLVING ADVANCES.

                                    (a) Subject to and upon the terms and
                                    conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not in exceed (i) the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) and minus (iii) any other amounts outstanding to the Bank (excluding advances made pursuant to Sections 2.1.2, 2.1.3.A and 2.1.3.B). Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1 may be repaid and reborrowed at any time during the term of this Agreement.

                                    (b) Whenever Borrower desires an Advance,
                                    Borrower will notify Bank by facsimile
                                    transmission or telephone no later than 3:00 p.m. Eastern time, on the Business Day that the Advances is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of EXHIBIT B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and

                                    Borrower shall indemnify and hold Bank
                                    harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1 to Borrower's deposit account.

                                    (c) The Committed Revolving Line shall
                                    terminate on the Revolving Maturity Date, at which time all Advances under this Section
                                    2.1 and other amounts due under this
                                    Agreement (except as otherwise expressly specified herein) shall be immediately due and payable."

                  13. All references to "Maturity Date" in Section 2.1.2 of the Loan Agreement shall mean and refer to the "Term Loan Maturity Date."

                  14.      All Term Loan advances currently amortizing under
                           Section 2.1.1 shall continue to be repaid as provided in Section 2.1.2. The outstanding principal balance of all Term Loan advances made pursuant to Section
                           2.1.2 as of April 21, 1999, is Two Hundred
                           Seventy-Seven Thousand Seven Hundred Seventy-Seven and 92/100 Dollars ($277,777.92).

                  15. Section 2.1.3 of the Loan Agreement entitled "Equipment Advances" shall be renumbered as Section 2.1.3.A and retitled as "1998 Equipment Advances."

                  16.      All Equipment Advances currently amortizing under
                           Section 2.1.3.A shall continue to be repaid as provided in Section 2.1.3.A. The outstanding principal balance of all Equipment Advances made pursuant to Section 2.1.3.A as of April 21, 1999 is One Hundred Seventy-Nine Thousand Nine Hundred Twenty-Three and 86/100 Dollars ($179,923.86).

                  17. The Loan Agreement shall be amended by inserting after Section 2.1.3.A thereof the following new section entitled "1998 Equipment Advances":

                                    "2.1.3.B         1999 EQUIPMENT ADVANCES.

                                    (a) Subject to and upon the terms and
                                    conditions of this Agreement, at any time through November 12, 1999 (the "1999 Equipment Availability End

                                    Date"). Bank agrees to make Equipment
                                    Advances (each an "Equipment Advance" and collectively, the "Equipment Advances") to Borrower under this Section 2.1.3.B in an aggregate outstanding amount not to exceed the 1999 Committed Equipment Line. To evidence the Equipment Advances, Borrower shall deliver to Bank, at the time of each Equipment Advance request, an invoice for the equipment to be purchased. The Equipment Advances shall be used only to purchase or refinance Equipment purchased after December 1, 1998 and shall not exceed One Hundred Percent (100%) of the invoice amount of such equipment approved from time to time by Bank, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Software may only constitute up to twenty-five percent (25%) of aggregate Equipment Advances under this Section 2.1.3.B.

                                    (b) Interest shall accrue from the date of each Equipment Advance made pursuant to this
                                    Section 2.1.3.B at a per annum rate equal to the aggregate of the Prime Rate, PLUS three quarters of one percent (0.75%), and shall be payable monthly on the Payment Date of each month through the month in which the 1999 Equipment Availability End Date falls. Any Equipment Advances made pursuant to this
                                    Section 2.1.3.B that are outstanding on the 1999 Equipment Availability End Date will be payable in thirty (30) equal monthly installments of principal, plus all accrued interest, beginning on the Payment Date of each month following the 1999 Equipment Availability End Date and ending on the 1999 Equipment Maturity Date. Equipment Advances, once repaid, may not be reborrowed.

                                    (c) When Borrower desires to obtain an
                                    Equipment Advance, Borrower shall notify
                                    Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Eastern time one (1) Business Date before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for the Equipment to be financed."

                  18. Section 2.1.3 of the Loan Agreement entitled "Letters of Credit" shall be renumbered as Section 2.1.4.

                  19. The Loan Agreement shall be amended by deleting the following text appearing as the first sentence of the redesignated Section 2.1.4 entitled "Letters of Credit":

                                    "Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of Borrower in an aggregate outstanding face amount not to exceed (i) the lesser of the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the then outstanding principal balance of the Advances; PROVIDED that the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit shall not in any case exceed One Hundred Thousand Dollars ($100,000.00)."

                           and inserting in lieu thereof the following:

                                    "Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of Borrower in an aggregate outstanding face amount not to exceed (i) the Lesser of the Committed Revolving Line or the Borrowing Base, minus (ii) the then outstanding principal balance of the Advances, and minus
                                    (iii) any other amounts outstanding to the bank (excluding advances made pursuant to Sections 2.1.2, 2.1.3.A and 2.1.3.B);
                                    PROVIDED that the face amount of outstanding
                                    Letters of Credit (including drawn but
                                    unreimbursed Letters of Credit and any
                                    Letter of Credit reserve as described in this Section 2.1.4) shall not in any case exceed Four Million Seven Hundred Sixty-Two Thousand Five Hundred Dollars
                                    ($4,762,500.00)."

                  20. The Loan Agreement shall be amended by deleting in its entirety Section 2.1.4 of the Loan Agreement entitled "Cash Management Sublimit."

                  21.      The Loan Agreement shall be amended by deleting
                           Section 2.2. entitled "Overadvances" and inserting in lieu thereof the following:

                                    "2.2 OVERADVANCES. If, at any time or for any reason, the amount of Obligations owed by Borrower to Bank pursuant to Sections
                                    2.1.1 and 2.1.4 of this Agreement is greater than: (a) the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base, minus (b) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed letters of credit), and minus
                                    (c) any other amounts outstanding to the Bank (excluding advances made pursuant to Sections 2.1.2, 2.1.3.A and 2.1.3.B),
                                    Borrower shall immediately pay to Bank, in cash, the amount of such excess."

                  22.      The Loan Agreement shall be amended by deleting
                           Section 2.3(a) entitled "Interest Rate" and inserting in lieu thereof the following:

                                    "(a) INTEREST RATE. Except as set forth in
                                    Section 2.3(b), any Advances made pursuant to Section 2.1.1 shall bear interest, effective July 2, 1998, on the average daily balance thereof, at a per annum rate equal to the aggregate of the Prime Rate, PLUS One Quarter of One Percent (0.25)."

                  23. Notwithstanding anything in the Loan Agreement to the contrary, the audited consolidated financial statements of the Borrower for Fiscal Year 1998 must be received by the Bank on or before May 31, 1999.

                  24.      The Loan Agreement shall be amended by deleting
                           Section 6.3(ii) and inserting in lieu thereof the following:

                                    "(ii) Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every twelve (12) months unless an Event of Default has occurred and is continuing. The Borrower shall provide the Bank with access to all of its records and financial information during regular business hours in order to permit the Bank to complete an audit of

                                    Borrower's Accounts on or before December
                                    31, 1999."

                  25.      The Loan Agreement shall be amended by deleting
                           Section 6.B entitled "Quick Ratio" and inserting in lieu thereof the following:

                                    "6.8 QUICK RATIO. Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities (excluding deferred revenues) of at least:
                                    (i) 1.50 to 1.0 for each month through the month ending June 30, 1999, and (ii) 1.25 to
                                    1.0 for the month ending July 31, 1999 and each month thereafter. For purposes hereof, the definition of "Current Liabilities shall include all outstanding Credit Extensions under this Agreement, including, without limitation, any Letters of Credit issued by the Bank, and any other amounts outstanding to the Bank."

                  26.      The Loan Agreement shall be amended by deleting
                           Section 6.9 entitled "Tangible Net Worth" and inserting in lieu thereof the following:

                                    "6.9 ADJUSTED QUICK RATIO. Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities (excluding deferred revenues) of at least 1.75 to 1.0. For purposes hereof, the definition of "Current Liabilities" shall include all current and long term portions of direct borrowings by Borrower owed to Bank, but shall exclude any issued but undrawn Letters of Credit and any amounts owing under Bank's cash management services, including business credit card services."

                  27.      The Loan Agreement shall be amended by deleting
                           Section 6.11 entitled "New Equity" and inserting in lieu thereof the following:

                                    "6.11 CAPITALIZATION EVENT. A Capitalization
                                    Event shall occur on or before October 31, 1999."

                  28. No security instrument or other promissory note is necessary in order to evidence the indebtedness of Borrower to Bank described in the Loan Agreement, as amended hereby.

                  29. The Borrowing Base Certificate appearing as EXHIBIT C to the Loan Agreement is hereby replaced with the Borrowing Base Certificate attached as EXHIBIT A hereto.

                  30. The Compliance Certificate appearing as EXHIBIT D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT B hereto.

4. FEE. Borrower shall pay to Bank a modification fee equal to the Four Thousand Five Hundred Dollars ($4,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Indebtedness.

7. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defense against the obligations to pay any amounts under the Indebtedness.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's Agreement to modifications to the existing indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

9. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.


BORROWER:                                BANK:

ART TECHNOLOGY GROUP, INC.               SILICON VALLEY BANK, doing business as
                                         SILICON VALLEY EAST

By: /s/ Jeet Singh                       By: /s/ Pamela Aldsworth
   ----------------------------------       ------------------------------------

Name: Jeet Singh                         Name: Pamela Aldsworth
     --------------------------------         ----------------------------------

Title: President                         Title: Senior Vice President
      -------------------------------          ---------------------------------

                                         SILICON VALLEY BANK

                                         By: /s/ Michael Jordan
                                            ------------------------------------

                                         Name: Michael Jordan
                                              ----------------------------------

                                         Title: Assistant Vice President
                                               ---------------------------------
                                               (signed in Santa Clara County,
                                                California)

                                    EXHIBIT A
                           BORROWING BASE CERTIFICATE

Borrower:   ART TECHNOLOGY GROUP, INC.       Bank:  Silicon Valley Bank

Commitment Amount:  $5,000,000.00

ACCOUNTS RECEIVABLE

1)       Accounts Receivable Book Value as of ______              $____________
2)       Additions (please explain on reverse)                    $____________
3)       TOTAL ACCOUNTS RECEIVABLE                                $____________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4)       Amounts over 90 days due                                 $____________
5)       Balance of 50% over 90 day accounts                      $____________
6)       Concentration Limits                                     $____________
7)       Ineligible Foreign Accounts                              $____________
8)       Governmental Accounts                                    $____________
9)       Contra Accounts                                          $____________
10)      Promotion or Demo Accounts                               $____________
11)      Intercompany/Employee Accounts                           $____________
12)      Other (please explain or reverse)                        $____________
13)      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                     $____________
14)      Eligible Accounts (#3 minus #13)                         $____________
15)      LOAN VALUE OF ACCOUNTS (80.0% of #14)                    $____________

BALANCES
16)      Maximum Loan Amount                                      $____________
17)      Total Funds Available [Lesser of #16 or #15]             $____________
18)      Present balance owing on Line of Credit                  $____________
19)      Outstanding under Sublimits (Letters of Credit and cash
         management services)                                     $____________
20)      RESERVE POSITION (#17 minus #18 and #19)                 $____________


THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE FOREGOING IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION REFLECTED IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE LOAN AND SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.

COMMENTS:

ART TECHNOLOGY GROUP, INC.


By:_______________________________
        Authorized Signer

                                    EXHIBIT B
                             COMPLIANCE CERTIFICATE

TO:               SILICON VALLEY BANK

FROM:             ART TECHNOLOGY GROUP, INC.

         The undersigned authorized officer of ART TECHNOLOGY GROUP, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ________________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.


         Please indicate compliance status by circling Yes/No under "Complies" column.


REPORTING COVENANT                       REQUIRED                                    COMPLIES
------------------                       --------                                    --------

Monthly financial statements & CC        Monthly within 25 days                    Yes       No
Annual (CPA Audited)                     FYE within 120 days                       Yes       No
Monthly BBC & A/R Agings                 Monthly within 25 days                    Yes       No



FINANCIAL COVENANT                        REQUIRED                    ACTUAL           COMPLIES
------------------                        --------                    ------           --------
Maintain on a Monthly Basis:
Minimum Quick Ratio                       1.50:1.0 thru 6/30/99     _____:1.0       Yes        No
                                          1.25:1.0 thereafter       _____:1.0       Yes        No
Minimum Adjusted Quick Ratio              1.75:1.0                  _____:1.0       Yes        No
Capitalization Event by 10/31/99          $2,500,000                $_______        Yes        No


Comments Regarding Exceptions:

Sincerely,


-------------------        Date:
Signature                       ------------------

-------------------
Title

                               SILICON VALLEY BANK

                            INVOICE FOR LOAN CHARGES



BORROWER:         ART TECHNOLOGY GROUP, INC.

LOAN OFFICER:     Pamela J. Aldsworth, Senior Vice President

DATE:             ________________, 1999

                  Working Capital Line Commitment Fee                  $4,500.00

                  TOTAL FEES DUE                                       $4,500.00

Please indicate the method of payment:

         (  )     A check for the total amount is attached.

         (  )     Debit DDA _______ for the total amount.

         (  )     Loan proceeds


ART TECHNOLOGY GROUP, INC.


----------------------------------
Authorized Signer


----------------------------------
Silicon Valley Bank (Date)
Account Officer's Signature